Exhibit 3.127

State of California	2 0 0 4 0 4 8 0 0 0 0 6
Secretary of State
Kevin Shelley	FILED
in the office of the Secretary of State
of the State of California

FEB 10 2004
CERTIFICATE OF LIMITED PARTNERSHIP
/s/ Kevin Shelley
A $70.00 filing fee must accompany this form.	KEVIN SHELLEY, SECRETARY OF STATE
IMPORTANT – Read instructions before completing this form
This Space For Filing Use Only
1.	Name of the limited partnership (and the name with the words “Limited Partnership” or the abbrevation “L.P.”) Windmill Park Limited Partnership

2.	Street address of principal executive office 10535 E. Stockton Boulevard, Suite K	City and state Elk Grove, California	Zip code 95624

3.	Street address of California office where records are kept 10535 E. Stockton Boulevard, Suite K	City Elk Grove	State CA	Zip code 95624

4.

Complete if limited partnership was formed prior to July 1 1984 and is in existence on the date this certificate is executed

The original limited partnership certificate was recorded on                                                                                  with the recorder

of                                               county      File or recordation number

5.	Name the agent for service of process and check the appropriate provision below:
CT Corporation System	,which is
☐ an individual residing in California. Proceed to Item 6. ☒ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 7.

6.	If an individual, complete the California address of the agent for service of process:

Address:

City:	State: CA	Zip code:

7.	Names and addresses of all general partners: (Attach additional pages, if necessary)
A.	Name: Kimball Hill Homes California, Inc.
Address: 10535 E. Stockton Boulevard
City: Elk Grove	State: CA	Zip code: 95624
B.	Name:

Address:

City:	State:	Zip code:

8.	Indicate the number of general partners' signatures required for filing certificates of amendment, restatement, merger, dissolution, continuation and cancellation. 1

9.

Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate.

Other matters may include the purpose of business of the limited partnership (e.g., “Gambling Enterprise”)

10.	I declare that I am the person who executed this instrument, which execution is my act and deed.
of Kimball Hill Homes California, Inc.

/s/ Hal H. Barber	Vice President (General Partner)
Signature of Authorized Person	Position or Title of Authorized Person

Hal H. Barber	February 4, 2004
Type or Print Name of Authorized Person	Date

Signature of Authorized Person	Position or Title of Authorized Person
Type or Print Name of Authorized Person	Date
LP-1 (REV. 12/2003)	Approved by Secretary of State

Form LP 201
(Rev. Jan. 1999)

Filing Fee $75

SUBMIT IN DUPLICATE !

File # S019537

Assigned by
Secretary of State

Return to: Department of
Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regarding
this filing will be sent to the
registered agent of the limited
partnership unless a self-
addressed envelope with pre-
paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	HUNTERS RIDGE FIRST LIMITED PARTNERSHIP

2.	The address, including county, of the office at which the records required by Section 104 are to be kept is: (P.O.
	Box alone and c/o are unacceptable)		C/O KIMBALL HILL, INC., ATTENTION: HAL BARBER, SENIOR VICE-PRESIDENT,
5999 NEW WILKE ROAD, SUITE 504, ROLLING MEADOWS, ILLINOIS 60008 COOK COUNTY
.
3.	Federal Employer Identification Number (F.E.I.N.):		APPLIED FOR		.

4.	This certificate of limited partnership is effective on: (Check one)
a) ☐ the filing date, or b) ☒ another date later than but not more than 60 days subsequent
		to the filing date:	MARCH 7, 2003.
(month, day, year)

5.	The limited partnership’s registered agent’s name and registered office address is:

	Registered agent:	C T CORPORATION SYSTEM
		First name		Middle name	Last name
	Registered Office:	208 South LaSalle Street
	(P.O. Box alone and	Number		Street	Suite #
	c/o are unacceptable)	Chicago	Cook	Illinois	60604.
		City	County		ZIP Code

6.	The limited partnership’s purpose(s) is:		ACQUISITION, DEVELOPMENT AND SALE OF REAL ESTATE

.
	IRS Business Code Number is:		1510

7.	Dissolution date is:	☐ Perpetual or	MARCH 7, 2023
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is
$4,000,000

9.	A brief statement of the partners’ membership termination and distribution rights:

WITHOUT CAUSE OR THE OCCURRENCE OF CERTAIN EVENTS AS DESCRIBED IN THE PARTNERSHIP
AGREEMENT. NEITHER PARTNER MAY UNILATERALLY TERMINATE ITS
MEMBERSHIP IN THE LIMITED PARTNERSHIP.

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS

1. Signature	/s/ Hal H. Barber	Number/Street		5999 NEW WILKE ROAD, SUITE 504

Type or print name and title	Hal H. Barber Sr. Vice-President	City/town	ROLLING MEADOWS
KIMBALL HILL, INC., SOLE GENERAL PARTNER
Name of General Partner if a corporation or
other entity		State	ILLINOIS	ZIP Code	60008

2. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP 202
(Rev. July 2003)

Filing Fee $50

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.ilsos.net

All correspondence regarding
this filing will be sent to the
registered agent of the limited
partnership unless a self-
addressed envelope with
pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	HUNTERS RIDGE FIRST LIMITED PARTNERSHIP .

2.	File number assigned by the Secretary of State:	S019537 .

3.	Federal Employer Identification Number (F.E.I.N.):	38–3675207 .

4.	The Certificate of limited partnership is amended as follows:
(Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone is unacceptable)

☐	a)	Admission of a new general partner (give name and business address in item 5 on reverse).

☐	b)	Withdrawal of a general partner (give name in item 5 on reverse).

☐	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).

☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address in item 5 on reverse).

☐	e)	Change in general partners name and/or business address (give name and new address in item 5 on reverse).

☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

☒	g)	Change in limited partnership’s name (give new name in item 5 on reverse).

☐	h)	Change in date of dissolution (give new date in item 5 on reverse).

☐	i)	Other (give information in item 5 on reverse).

5.         Place item #4 changes here:

g)   THE NAME OF THE PARTNERSHIP IS CHANGED TO: WHITE OAK LIMITED PARTNERSHIP.

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.         NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner:

SIGNATURE AND NAME		BUSINESS ADDRESS

1. Signature	/s/ Hal H. Barber	Number/Street		5999 NEW WILKE ROAD, SUITE 504

Type or print name and title	HAL H. BARBER	City/town	ROLLING MEADOWS
SENIOR VICE PRESIDENT
Name of General Partner if a corporation or
other entity	KIMBALL HILL, INC. GP	State	ILLINOIS	ZIP Code	60008
(must be in good standing)

2. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code
(must be in good standing)

3. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP1108C (Rev. 06/12/2003) FILING DEADLINE IS PRIOR TO. 03/01/2005 $ 150 FILING FEE Submit Typed Duplicate

DO NOT SEND CASH !

SECRETARY OF STATE - STATE OF ILLINOIS LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT
DO NOT MAKE CHANGES ON THIS FORM IF CHANGES ARE NECESSARY: “PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN).

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SO LASALLE ST, SUITE 814                      Cook County
CHICAGO IL 60604- 1101

Limited Partnership Name: WHITE OAK LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S019537
Federal Employer Identification Number: 383675207
State of Jurisdiction:  Illinois                                      If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:
5999 NEW WILKE RD SUITE 504                                             Cook County
ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ Hal H. Barber
(Signature)
Hal H. Barber, Senior Vice President
(Type or Print Name and Title)
Kimball Hill, Inc.
(Name of General Partner if a corporation or other entity)

(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

Form LP 1110
(Rev. July 2003)

SUBMIT IN DUPLICATE!

REINSTATEMENT

FEE                                 $200

PLUS PENALTY

AMOUNT (#6)   +   100

               TOTAL   $ 300

All correspondence
regarding this filing will
be sent to the registered
agent of the limited
partnership unless a self-
addressed envelope with
pre-paid postage is

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION
included.

1.	Limited partnership’s name:			WHITE OAK LIMITED PARTNERSHIP	.

2.	File number assigned by the Secretary of State:			S019537	.

3.	Federal Employer Identification Number (F.E.I.N.):			383675207	.

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in
	Illinois:		n/a

5.	State of jurisdiction:		Illinois.

6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)

	☒	a)	$100 for each failure to file the renewal report(s) before the due date

	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.

	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)

	☐	d)	$100 for failure to maintain a registered agent in this state as required.

	☐	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is:			$ 100.00.	(ENTER ON TOP OF FORM)

– over –

C LP-17.8

Form LP 1110 (Rev. July 2003)

Reinstatement required but no additional penalty amount due:

☐	f)	Other (specify)
	☐	a)	Failure to submit Certificate of Good Standing and/or Certificate of Existence.
	☐	b)	Failure to renew required assumed name.

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Hal H. Barber

Type or print name and title	Hal H. Barber- Senior Vice President

Name of General Partner if a corporation or other entity	Kimball Hill, Inc.	3187-0551

(must be in good standing)

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:

Secretary of State
Department of Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.ilsos.net

DO NOT STAPLE

Form LP 202
January 2005

Filing Fee: $50

Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s
check or money order, payable to
Secretary of State.
Please do not send cash.

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the
Limited Partnership unless a self-
addressed, stamped envelope is
included.

Illinois Secretary of State Department of Business Services Certificate of Amendment to the Certificate of Limited Partnership (Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.	Limited Partnership Name:		WHITE OAK LIMITED PARTNERSHIP

2.	File Number assigned by Secretary of State:		S019537

3.	Federal Employer Identification Number (F.E.I.N.):		38-3675207

4.	The Certificate of Limited Partnership is amended as follows:
(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)
	☒	a)	Admission of a new General Partner (give name and business address in item 5)
	☒	b)	Withdrawal of a General Partner (give name in item 5)
	☐	c)	Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)
	☐	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)
	☐	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
	☐	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
	☐	g)	Change in Limited Partnership’s name (give new name in item 5)
	☐	h)	Change in Date of Dissolution (give new date in item 5)
	☐	i)	Other (give information in item 5)
	☐	j)	Dissociation of General Partner (give name in item 5)

5.	Item #4 changes (For additional space, continue on next page.):

Kimball Hill, Inc., an Illinois corporation, hereby withdraws as the sole general partner

Kimball Hill Homes Illinois, LLC, an Illinois limited liability company, is hereby admitted as the new sole general partner

Printed by authority of the State of Illinois. 1 — March 2005 — CLP 9.12

5. Item #4 changes (cont.)

Business Address of Kimball Hill Homes Illinois, LLC: 5999 New Wilke Road, Suite 504 Rolling Meadows, Illinois 60008

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Act of 2005, the following signatures are required:

•        at least one General Partner on record,

•        all new General Partners,

•        all Dissociated and withdrawing General Partners.

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.	/s/ Hal H. Barber
	Signature		Signature

	Hal H. Barber, Sr. Vice President		Hal H. Barber, Vice President
	Name and Title (type or print)		Name and Title (type or print)

	Kimball Hill, Inc.		Kimball Hill Homes Illinois, LLC
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	5999 New Wilke Road, Suite 504		5999 New Wilke Road, Suite 504
	Street Address		Street Address

	Rolling Meadows, IL 60008		Rolling Meadows, IL 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.